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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 20, 2006
                                 --------------
                Date of Report (Date of earliest event reported)


                                AptarGroup, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-11846                     36-3853103
          --------                    -------                     ----------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02       Results of Operations and Financial Condition.
                ---------------------------------------------

     On April 20, 2006, AptarGroup, Inc. announced its results of operations and financial condition for the quarter ended March 31, 2006. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.

     Effective with the announcement of the results of operations and financial condition for the quarter ended March 31, 2006, AptarGroup began reporting information on three business segments. Prior period information has been conformed to the new format and certain information is furnished as Exhibits
99.2 and 99.3 hereto.

     The information in this Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

     (d) Exhibits

     99.1  Press release issued by AptarGroup, Inc. dated April 20, 2006.

     99.2  Segment information for the years ended 2005 and 2004.

     99.3 Segment information for the quarters ended March 31, June 30, September 30, and December 31, 2005.











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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       AptarGroup, Inc.


Date: April 20, 2006                              By:  /s/ Stephen J. Hagge
                                                       --------------------
                                                       Stephen J. Hagge
                                                       Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary




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                                  Exhibit Index
                                  -------------



Exhibit No.
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99.1    Press Release issued by AptarGroup, Inc. dated April 20, 2006.

99.2    Segment information for the years ended 2005 and 2004.

99.3 Segment information for the quarters ended March 31, June 30, September 30, and December 31, 2005.